Supplement dated June 14, 2013

To the Prospectuses dated May 1, 2013, as amended, for

New York Life Premier Variable Annuity

New York Life Premier Plus Variable Annuity

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement amends the May 1, 2013 prospectuses (the “Prospectuses”) for the above referenced New York Life variable annuity policies (the “policies”). You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note that the Breakpoint Credit Rider will not be available with policies purchased on or after July 1, 2013.

Keeping these purposes in mind, please note the following:

Breakpoint Credit Rider

For policies purchased on or after July 1, 2013, all references in the Prospectuses to the Breakpoint Credit Rider are hereby deleted.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010